STOCKHOLDERS' DEFICIT	9 Months Ended
Sep. 30, 2016
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
NOTE 5 – STOCKHOLDERS’ DEFICIT

In August 2016, the Company commenced a non-public offering of up to 10,000,000 shares of common stock at $0.10 per share, and at no additional cost, one warrant to purchase another share of common stock at $0.10 per share for each ten shares purchased in the offering. The securities offered have not been and will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. From August 6, 2016 to September 30, 2016, the Company sold 1,300,000 shares in this offering. resulting in proceeds of $130,000 and the issuance of warrants to purchase 130,000 shares of common stock. Of this amount $30,000 was received from CMH, a related party. The fair value of the warrants of $8,197 was estimated using the Black-Scholes valuation model. The warrants were classified as equity as they were issued in connection with a capital raise. Assumptions used in calculating the fair value of the warrants upon issuance were as follows:

Inputs Used
Annual dividend yield	$-
Expected life (years)	3.00
Risk-free interest rate	0.86%
Expected volatility	102.59%
Common stock price	$0.10

See Note 2 for discussion related to the issuance of common stock in connection with licensing agreements.

See Note 3 for discussion related to the issuance of common stock to a related party for cash.